AMENDED AND RESTATED ESCROW AGREEMENT
                                     (FUNDS)


     WHEREAS, SB Merger Corp. (the "Company") and Continental Stock Transfer & Trust Company (the "Escrow Agent") entered into an Escrow Agreement ("Funds") dated as of the 21st day of August, 2000 (the "Original Funds Escrow Agreement"); and

     WHEREAS, the Company has retained Merit Capital Associates, Inc. ("Merit") as the Underwriter of its proposed offering and therefore wishes to add Merit as a party to the Original Funds Escrow Agreement.

     NOW, THEREFORE, the Original Funds Escrow Agreement by and between the Company and the Transfer Agent is hereby revised in its entirety as follows:

     This ESCROW AGREEMENT is made as of this 25th day of September, 2000 by and between SB Merger Corp. with a place of business at 305 East Grand River, Brighton, Michigan 48116 (the "Company"), Continental Stock Transfer & Trust Company with a principal place of business at 2 Broadway, 19th Floor, New York, New York 10004, in its capacity as escrow agent only (the "Escrow Agent") and Merit Capital Associates, Inc. with a principal place of business at 1221 Post Road East, Westport, Connecticut 06880 (the "Underwriter").

                              W I T N E S S E T H:

     WHEREAS, the Company intends to consummate the initial public offering (the "Offering") of an aggregate of 125,000 shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") through the Underwriter as more fully described in the Company's Registration Statement on Form SB-2 under the Securities Act of 1933, as amended (File No. 333-39044), as declared effective by the Securities and Exchange Commission on October __, 2000 (the "Registration Statement");

     WHEREAS, in accordance with the terms of the Offering as set forth in the Registration Statement, the gross proceeds from the sale of the Shares are required to be placed directly in an escrow account; and

     WHEREAS, the Company wishes to appoint the Escrow Agent as the escrow agent for such account, on the terms and conditions set forth below in order to comply with the requirements of Rule 419 of Regulation C of the Rules and Regulations established by the Securities and Exchange Commission;

     NOW, THEREFORE, in consideration of the mutual promises and obligations set forth below, and for other valuable consideration the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

I. Appointment of Escrow Agent and Creation of Account. The Company hereby appoints the Escrow Agent as escrow agent hereunder and directs it to hold those funds received from subscribers for Shares which may be deposited with the Escrow Agent from time to time to be held pursuant to this Agreement and any income earned from investment of such assets (collectively, the "Escrow Assets"), in a separate account in the name of "SB Merger Corp. - Escrow Account" (the "Escrow Account"). The Escrow Account shall be invested, administered and distributed in accordance with the terms set forth below.

     1. Initial Funding of Escrow Account; Return of Funds if Offering Not Completed. The Escrow Account shall be funded with the proceeds from the sale of Shares by the Company. All funds received by the Company or the Underwriter from the sale of Shares by the Company shall be deposited directly in the Escrow Account by wire transfer, check or money order. In the event funds aggregating a total of $125,000 are not deposited into the Escrow Account by the time specified in the Registration Statement (the "Termination Date"), the Escrow Agent will return the funds to subscribers, without interest. In the event an aggregate of $125,000 is deposited in the Escrow Account on or before the Termination Date, the Escrow Agent shall retain the Escrow Assets during the ensuing period (the "Post-Offering Period") pending distribution in accordance with Section 3 below.

     2. Investment of Escrow Assets. The Escrow Assets shall be invested, if at all, in accordance with the instructions set forth in Exhibit A attached hereto. Such instructions may be modified only by a written certificate executed by an authorized officer of the Company and delivered to the Escrow Agent; however, this Escrow Agreement may not be altered by the Board of Directors of the Company in terms of the investment instructions, except as may be required by the Board of Directors to fulfill their fiduciary obligations. The Escrow Agent shall make monthly accounting of any such investments, the income received therefrom, and the then existing balance of the Escrow Account to the Company.

     3. Post-Offering Period Distribution from Escrow Account. The Escrow Agent shall make distributions from the Escrow Account during the Post-Offering Period in accordance with the requirements set forth in Exhibit B attached hereto. Such instructions may be modified only by a written certificate executed by authorized officers of the Company, and delivered to the Escrow Agent. In addition, this Escrow Agreement may not be altered by the Board of Directors of the Company in terms of its distribution instructions, except as may be required by the Board of Directors to fulfill their fiduciary obligations. The Escrow Agent is authorized to make distributions in reliance on the instructions it receives. Written notice of each disbursement from the Escrow Agent shall be provided to the Company within ten (10) days of each such disbursement. Upon the final distribution of all of the Escrow Assets, this Agreement shall terminate and the Escrow Agent shall have no further obligations or liabilities hereunder.

     4. Compensation of Escrow Agent. The Escrow Agent shall receive fees determined in accordance with, and payable as specified in, the Schedule of Fees attached hereto as Exhibit C (the "Fee Schedule"). The Escrow Agent shall have no duties or liabilities under this Agreement unless and until full payment of the fee set forth in Exhibit C. The Escrow Agent shall be reimbursed by the Company for all expenses, disbursements and advances incurred or made by the Escrow Agent in preparation, administration and enforcement of this Agreement, including, but not limited to, reasonable legal fees and expenses. The Company shall be liable for all payments due to the Escrow Agent under this Agreement.

     5. Responsibilities and Rights of the Escrow Agent. To induce the Escrow Agent to act hereunder, it is further agreed by the undersigned that:

          (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. Without limiting the generality of the foregoing, the Escrow Agent shall have no duty or responsibility as regards any: (i) security as to which a default in the payment of principal or interest has occurred, to give notice of default, make demand for payment or take any other action with respect to such default; and (ii) loss occasioned by delay in the actual receipt of notice of any payment, redemption or other transaction regarding any item in the Escrow Assets as to which it is authorized to take action hereunder. The Escrow Agent may consult with counsel and shall be fully protected with respect to any action taken in good faith in accordance with such advice. The Escrow Agent shall have no liability or responsibility for any misstatement in, or omission from, the Prospectus.

          (b) The Escrow Agent shall not be under any duty to give the Escrow Assets held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed pursuant to this Escrow Agreement. In the event that there is a change in the investment instructions resulting in uninvested funds, such uninvested funds held hereunder shall not earn or accrue interest.

          (c) The Escrow Agent does not make any representation or warranty with regard to the creation or perfection, hereunder or otherwise, of a security interest in the Escrow Assets or regarding the negotiability or transferability of, or existence of other interests in the Escrow Assets. The Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Escrow Assets or any part thereof or to file any financing statement under the Uniform Commercial Code of any state with respect to the Escrow Assets or any part thereof.

          (d) The Escrow Agent is hereby authorized to comply with any judicial order or legal process which stays, enjoins, directs or otherwise affects the transfer or delivery of the Escrow Assets or any party hereto and shall incur no liability for any delay or loss which may occur as a result of such compliance.

          (e) The Escrow Agent shall have no duty or responsibility with regard to any loss resulting from the investment, reinvestment, sale or liquidation of the Escrow Assets in accordance with the terms of this Agreement. The Escrow Agent need not maintain any insurance with respect to the Escrow Assets.

          (f) The Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Assets, or any loss of interest incident to any such delays.

          (g) Except as otherwise expressly provided herein, the Escrow Agent is authorized to execute instructions and take other actions pursuant to this Agreement in accordance with its customary processing practices for similar customers and, in accordance with such practices the Escrow Agent may retain agents, including its own subsidiaries or affiliates, to perform certain of such functions. The Escrow Agent shall have no liability under this Agreement for any loss or expense other than those occasioned by the Escrow Agent's gross negligence or willful misconduct and in any event its liability shall be limited to direct damages and shall not include any special or consequential damages. All collection and receipt of funds or securities and all payment and delivery of funds or securities under this Agreement shall be made by the Escrow Agent as agent, at the risk of the other parties hereto with respect to their actions or omissions and those of any person other than the Escrow Agent. In no event shall the Escrow Agent be responsible or liable for any loss due to force beyond its control, including, but not limited to, acts of God, flood, fire, nuclear fusion, fission or radiation, war (declared or undeclared), terrorism, insurrection, revolution, riot, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Agreement, inability to obtain equipment or communications facilities, or the failure of equipment or interruption of communications facilities, and other causes whether or not of the same class or kind as specifically named above. In the event that the Escrow Agent is unable substantially to perform for any of the reasons described in the immediately preceding sentence, it shall so notify the other parties hereto as soon as reasonably practicable following its actual knowledge of the same.

          (h) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this agreement against the Escrow Agent. Notwithstanding any provisions of this Agreement to the contrary, the Escrow Agent shall not be bound by, or have any responsibility with respect to, any other agreement or contract among the Company and the Representatives (whether or not the Escrow Agent has knowledge thereof).

          (i) It is understood and agreed that should any dispute arise with respect to the payment and/or ownership or right of possession of the Escrow Assets, or should the Escrow Agent in good faith be in doubt as to what action it should take hereunder, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of the Escrow Assets until such dispute shall have been settled either by mutual agreement by the parties concerned or by the final order, decree or judgment of any court or other tribunal of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. Any such court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said court order is final and non-appealable.

          (j) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Without limiting the foregoing, in the event of any alteration of investment or distribution instructions, the Escrow Agent shall have no responsibility to determine whether the requested alteration was required by the Board of Directors of the Company to fulfill its fiduciary obligations. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

          (k) The Company shall hold the Escrow Agent and its agents harmless from, and indemnify and reimburse the Escrow Agent and its agents for all claims, liability, loss and expense (including reasonable out-of-pocket and incidental expenses and legal fees), incurred by the Escrow Agent or them in connection with the Escrow Agent or their acting under this Agreement, provided that the Escrow Agent or they, as the case may be, have not acted with gross negligence or willful misconduct with respect to the events resulting in such claims, liability, loss, and expense.

          (l) The Company acknowledges and agree that, except as otherwise provided in this Section 5(l), the Escrow Agent shall not be responsible for taking any steps, including without limitation, the filing of forms or reports, or withholding of any amounts in connection with any tax obligations of the Company or any other party in connection with the Escrow Assets; provided, however, that the Escrow Agent shall be entitled to take any action such as withholding, that it deems appropriate to ensure compliance with its obligations under any applicable tax laws. In no event shall the Escrow Agent be required to distribute funds from the Escrow Account to either the shareholders or the Company unless the appropriate Internal Revenue Service Form W-8 or Form W-9 are received, if necessary. Notwithstanding the foregoing, the Escrow Agent shall supply any information or documents as may be reasonably requested by the Company in connection with the Company's preparation of its tax returns for the Escrow Account. Upon any distribution of Escrow Assets in accordance with the instructions set forth in Exhibit B attached hereto, the Escrow Agent shall prepare and deliver to each person receiving a distribution a completed Form 1099, if necessary, and shall supply any necessary information as may reasonably be requested in writing by such persons.

          (m) The Escrow Agent does not have any interest in the Escrow Assets deposited hereunder but is serving as escrow holder only and having only possession thereof. The Company shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Assets incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. This paragraph shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

          (n) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

          (o) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

          (p) No printed or other matter in any language (including without limitation prospectuses, notices, reports and promotional material) which mentions the Bank's name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties, behalf unless the Escrow Agent shall first have given its specific written consent thereto. Notwithstanding the foregoing sentence, the Escrow Agent hereby specifically consents to the use of its name as Escrow Agent as necessary to effectuate the Company's public offering and a business combination of the Company.

          (q) The Company authorizes the Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it deems appropriate, including, but not limited to, the Depositary Trust Company and the Federal Reserve Book Entry System.

     6. Instructions: Fund Transfers.

          (a)  The  Escrow  Agent  is  authorized  to  rely  and  act  upon  all instructions given or purported to be given by one or more officers, employees or agents of the Company (i) authorized by or in accordance with a corporate resolution delivered to the Escrow Agent or (ii) described as authorized in a certificate delivered to the Escrow Agent by the appropriate Secretary or Assistant Secretary or similar officer (each such officer, employee or agent or combination of officers, employees and agents authorized pursuant to clause (i) or described pursuant to clause (ii) of this Section 6(a) is hereinafter referred to as an "Authorized Officer"). (The term "instructions" includes, without limitation, instructions to sell, assign, transfer, deliver, purchase or receive for the Escrow Account any and all stocks, bonds and other securities or to transfer all or any portion of the Escrow Assets.) The Escrow Agent may also rely and act upon instructions when bearing or purporting to bear the signature or facsimile signature of any of the individuals designated by an Authorized Officer regardless of by whom or by what means the actual or purported facsimile signature or signatures thereon may have been affixed thereto if such facsimile signature or signatures resemble the facsimile specimen or specimens from time to time furnished to the Escrow Agent by any of such Authorized Officers, Secretary or an Assistant Secretary or similar officer). In addition, and subject to subsection 6(b) hereof, the Escrow Agent may rely and act upon instructions received by telephone, telex, TXW facsimile transmission, bank wire or other teleprocess acceptable to it which the Escrow Agent believes in good faith to have been given by an Authorized Officer or which are transmitted with proper testing or authentication pursuant to terms and conditions which the Escrow Agent may specify. The Escrow Agent shall incur no liability to the Company or otherwise for having acted in accordance with instructions on which it is authorized to rely pursuant to the provisions hereof. Any instructions delivered to the Escrow Agent by telephone shall promptly thereafter be confirmed in writing by an Authorized Officer but the Escrow Agent shall incur no liability for a failure to send such confirmation in writing, the failure of any such written confirmation to conform to the telephone instruction which it received, the failure of any such written confirmation to be signed or properly signed, or its failure to produce such confirmation at any subsequent time. The Escrow Agent shall incur no liability for refraining from acting upon any instructions, which for any reason it, in good faith, is unable to verify to its own satisfaction. Unless otherwise expressly provided, all authorizations and instructions shall continue in full force and effect until canceled or superseded by subsequent authorizations or instructions received by the Escrow Agent's safekeeping account administrator. The Escrow Agent's authorization to rely and act upon instructions pursuant to this paragraph shall be in addition to, and shall not limit, any other authorization, which the Company may give to it hereunder.

          (b) With respect to written or telephonic instructions or instructions sent by facsimile transmission to transfer funds from the Escrow Account in accordance herewith (such instructions hereinafter referred to as "Transfer Instructions"), the security procedure agreed upon for verifying the authenticity of Transfer Instructions is a callback by the Escrow Agent to any of the persons designated below, whether or not any such person has issued such Transfer Instruction. (It is recommended that the persons designated below not be persons who generally issue Transfer Instructions; whenever possible, the Escrow Agent will endeavor to call someone other than the issuer of the Transfer Instructions).

     With respect to Transfer Instructions given by the Company pursuant to its authority under this Agreement:

             Name/Title                                     Telephone No.
             ----------                                     -------------

             Judith Haselton, President                     (212) 678-6231

             Richard L. Campbell, Secretary                 (810) 220-1220

     Alternatively, at the Escrow Agent's option, the callback may be made to any person designated in the certified resolutions or other certificates or documentation furnished to it by a party in connection with the Escrow Account as authorized to issue Transfer Instructions or otherwise transact business with respect to the Escrow Account for that party. The Company shall implement any other authentication method or procedure or security device required by the Escrow Agent at any time or from time to time.

     7. Stockholder Redemption. In the event a stockholder exercises his or her redemption right upon a business combination of the Company, the funds to repay said stockholder shall be distributed directly from the Escrow Account. As soon as practicable after the Company receives notice from a stockholder that the stockholder is exercising its redemption rights, the Company shall instruct the Escrow Agent to transfer, and (so long as the Escrow Agent has received any necessary Internal Revenue Service Form W-8 or Form W-9) the Escrow Agent shall so transfer the funds owed to the stockholder; such instructions to include the amount to be transferred and delivery instructions. These instructions shall comply with Section 6 of this Escrow Agreement.

     8. Resignation or Removal of Escrow Agent.

          (a) The Escrow Agent may resign at any time by giving written notice to the Company. The Company may remove the Escrow Agent upon written notice to the Escrow Agent. Such resignation or removal shall take effect upon delivery of the Escrow Assets to a successor escrow agent designated in writing by the Company, and the Escrow Agent shall thereupon be discharged from all obligations under this Agreement, and shall have no further duties or responsibilities in connection herewith. The obligations of the Company to the Escrow Agent and the rights of the Escrow Agent under Sections 4 and 5(k) hereof shall survive termination of this Agreement or the resignation or removal of the Escrow Agent.

          (b) In the event that the Escrow Agent submits a notice of resignation, its only duty, until a successor Escrow Agent shall have been appointed and shall have accepted such appointment, shall be to safekeep the Escrow Assets, and hold, invest and dispose of the Escrow Assets in accordance with this Agreement, until receipt of a designation of successor Escrow Agent or a joint written disposition instrument by the other parties hereto or a Final Order of a court of competent jurisdiction, but without regard to any notices, requests, instructions, demands or the like received by it from the other parties hereto after such notice shall have been given, unless the same is a direction that the Escrow Assets be paid or delivered in its entirety out of the Escrow Account. The Escrow Agent, upon submission of its resignation in accordance with this subparagraph (b) may deposit the Escrow Assets with a court of competent jurisdiction if the Escrow Agent deems such action advisable. The resignation of the Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If, at the time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agent's sole responsibility after that time shall be to safe-keep the Escrow Assets until receipt of a designation of a successor Escrow Agent or a joint written disposition instrument by the other parties hereto or a final order of a court of competent jurisdiction.

     9. Notices. Unless expressly provided herein to the contrary, notices hereunder shall be in writing, and delivered by telecopier, overnight express mail, first-class postage prepaid, delivered personally or by receipted courier service. All such notices which are mailed shall be deemed delivered upon receipt if the addressee is the Escrow Agent, but shall be deemed delivered upon mailing if otherwise, all such notices shall be addressed as follows (or to such other address as any party hereto may from time to time designate by notice duly given in accordance with this paragraph):

         If to the Company, to:

                  SB Merger Corp.
                  305 East Grand River
                  Brighton, Michigan 48116
                  Attention: Judith Haselton, President

         If to the Escrow Agent, to:

                  Continental Stock Transfer & Trust Co.
                  2 Broadway 19th floor
                  New York, New York 10004
                  Attention: Steve Nelson

         If to the Underwriter, to:
                  Merit Capital Associates, Inc.
                  1221 Post Road East
                  Westport Connecticut 06880
                  Attention: Russell Newton, President

     10. Miscellaneous.

          (a) Choice of Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York. The parties to this Agreement hereby agree that jurisdiction over such parties and over the subject matter of any action or proceeding arising under this Agreement may be exercised by a competent Court of the State of New York sitting in New York City or by a United States Court sitting in the Southern District of New York, exclusively. The parties agree that delivery or mailing of any process or other papers in the manner provided herein, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

          (b) Benefits and Assignment. Nothing in this Agreement, expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto and their successors and assigns, any legal claim under any covenant, condition or provision hereof; all the covenants, conditions, and provisions contained in this Agreement being for the sole benefit of the parties hereto and their successors and assigns. No party may assign any of its rights or obligations under this Agreement without (i) the written consent of all the other parties, which consent may be withheld in the sole discretion of the party whose consent is sought and (ii) the written agreement of the transferee that it will be bound by the provisions of this Agreement.

          (c)   Counterparts.   This   Agreement  may  be  executed  in  several
     counterparts, each one of which shall constitute an original, and all collectively shall constitute but one instrument.

          (d) Amendment and Waiver. This Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

          (e) Headings. The headings of the sections hereof are included for convenience of reference only and do not form part of this Agreement.

          (f) Entire Agreement. This Agreement contains the complete agreement of the parties with respect to its subject matter and supersedes and replaces any previously made proposals, representations, warranties or agreements with respect thereto by any of the parties hereto.

          (g) Separability. Any provisions of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11. Additional Documentation. This Agreement shall not become effective (and the Escrow Agent shall have not responsibility hereunder except to return the Escrow Assets to the Company) until the Escrow Agent shall have received from the Company the following:

          (a) Certified resolutions of its board of directors authorizing the making and performance of this Agreement; and

          (b) A certificate as to the names and specimen signatures of its officers or representatives authorized to sign the Agreement and notices, instructions and other communications hereunder.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                                 SB MERGER CORP.


                                                 By: /s/ Richard L. Campbell
                                                     --------------------------
                                                         Richard L. Campbell
                                                         Secretary

Agreed and Accepted:

CONTINENTAL STOCK TRANSFER
   & TRUST COMPANY


By: /s/ Michael J. Nelson
    -----------------------------
        Michael J. Nelson
        President


MERIT CAPITAL ASSOCIATES, INC., as Underwriter


By: /s/ Russell Newton
    -----------------------------
        Russell Newton
        President

                          EXHIBIT A to ESCROW AGREEMENT


                             Investment Instructions


     The Escrow Agreement shall not be required to invest the Escrow Assets. Any investments made shall be in short-term United States government securities, including treasury bills, cash and cash equivalents. The Escrow Agent shall not invest the Escrow Assets in the securities of any registered investment Company, irrespective of the nature of the underlying assets of such investment company.

                          EXHIBIT B to ESCROW AGREEMENT


                 Post-Offering Period Distribution Instructions


1. Release of Escrow Assets to the Company. During the Post-Offering Period, the Escrow Agent shall release the Escrow Assets to the Company upon receipt by the Escrow Agent of:

     (a) Written notice from the Company that the Company has complied with the requirements of Rule 419 under the Securities Act of 1933, as amended (the "Act"); and

     (b) An opinion of counsel of the Company, reasonably acceptable to the Escrow Agent, that:

          (i) A business combination of the Company with or into another entity was approved by a vote of a majority of the shares of Common Stock of the Company, as required by the Company's Registration Statement on Form SB-2 (the "Registration Statement"), as filed pursuant to the Act;

          (ii) Not more than twenty percent of the stockholders of the Company have elected to redeem their Common Stock, as required by the Registration Statement; and

          (iii) All other actions required to be performed by the Company for the release of the Escrow Assets have been met.

2. Distribution of Escrow Assets to Stockholders. The Escrow Agent shall disburse the Escrow Assets to holders of record of the Company's Common Stock if:

     (a) The Company delivers written notice to the Escrow Agent that all of the Escrow Assets should be distributed to the holders of record of the Company's Common Stock sold in the Offering in connection with the liquidation of the Company; or

     (b) The Company delivers written notice to the Escrow Agent that part of the Escrow Assets should be distributed to those holders of record of the Company's Common Stock sold in the Offering electing to have their Shares redeemed in accordance with the terms set forth in the Registration Statement.

3. Method of Release of Escrow Assets to the Company. Upon receipt by the Escrow Agent of the written documents required by paragraph 1 above, the Escrow Agent shall wire transfer the Escrow Assets to the Company in accordance with the wire transfer instructions of the Company set forth in such notice.

4. Method of Distribution of Escrow Assets to Stockholders. Upon the occurrence of either of the events specified in Section 2(a) or 2(b) above, the Escrow Agent shall distribute Escrow Assets to holders of record of the Company's Common Stock sold in the Offering by mail in accordance with and to the address specified in the books and records of the Company. The written notice required by Section 2(a) or 2(b), as the case may be, shall include the name and address of each such holder, together with the percentage of the Escrow Assets to be distributed thereto.

                          EXHIBIT C to ESCROW AGREEMENT

                                  Fee Schedule

     One Thousand ($1,000.00) Dollars Escrow Agent fee to CONTINENTAL STOCK TRANSFER & TRUST COMPANY to be paid at Closing.